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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): JULY 16, 2001



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                         1-3473                95-0862768
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)





                300 CONCORD PLAZA DRIVE                      78216-6999
                  SAN ANTONIO, TEXAS                         (Zip Code)
       (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484

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ITEM 5. OTHER EVENTS.

         On July 17, 2001, Tesoro Petroleum Corporation ("Tesoro") issued a press release (the "Press Release") announcing that Tesoro has entered into (i) an Asset Purchase Agreement with BP Corporation North America Inc. ("BP") and Amoco Oil Company ("Amoco") relating to Tesoro's purchase of a refinery in Salt Lake City, Utah (ii) an Asset Purchase Agreement with BP and Amoco relating to Tesoro's purchase of a refinery in Mandan, North Dakota and related assets and
(iii) an Asset Purchase Agreement with BP and BP Pipelines (North America) Inc. relating to Tesoro's purchase of the North Dakota core pipeline interest and related assets.

         The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Press Release issued on July 17, 2001 by Tesoro Petroleum Corporation.

                  99.2     Presentation Data.

ITEM 9. REGULATION FD DISCLOSURE.

         Tesoro is furnishing herewith certain data being presented by certain of its executive officers via conference call and simultaneous webcast commencing at 1:00 p.m. Eastern Time on July 17, 2001. This data is filed as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information presented may contain forward looking statements and certain assumptions upon which such forward-looking statements are in part based.

         Numerous important factors, including those factors identified as Risk Factors and Investment Considerations in Tesoro's Annual Report on Form 10-K filed with the Securities Exchange Commission, and the fact that the assumptions set forth in the presentation data could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 17, 2001


                                       TESORO PETROLEUM CORPORATION




                                       By:       /s/ JAMES C. REED, JR.
                                          --------------------------------------
                                                   James C. Reed, Jr.
                                                Executive Vice President,
                                              General Counsel and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                      DESCRIPTION
-------                                     -----------
99.1                       Press Release issued July 17, 2001 by Tesoro
                           Petroleum Corporation

99.2                       Presentation Data



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